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                      ARTICLES OF MERGER
                              OF
              COMPOSITE INDUSTRIES OF AMERICA, INC.,
                     a Nevada corporation
                              and
                AFFORDABLE HOMES OF AMERICA, INC.,
                      a Nevada corporation,
                   (The Survivor Corporation)

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The undersigned entities, COMPOSITE INDUSTRIES OF AMERICA, INC., a Nevada corporation ("CIA").and AFFORDABLE HOMES OF AMERICA, INC., a Nevada corporation("AHOA"), do hereby certify:

1. COMPOSITE INDUSTRIES OF AMERJCA, INC. is a corporation duly organized and validly existing under the laws of the State of Nevada.

2. AFFORDABLE HOMES OF AMERICA, INC. is a corporation duly organized and validly existing under the laws of the State ofNevada.

3. CIA and AHOA are parties to a Merger Agreement pursuant to which CIA will be merged with and into AHOA. AHOA will be the surviving corporation in the merger.

4. The Articles of Incorporation and Dylaws of AHOA as existing prior to the effective date ofthe merger, shall continue in full force as the Articles of Incorporation and Bylaws of the surviving corporation.

5. The complete executed Merger Agreement dated as of April 15, 1999, which sets forth the plan of merger providing for the merger of CIA with and inco AHOA is on file at the corporate offices of AHOA.

6.A copy ofthe Merger Agreement will be ftimished by AHOA on request and without cost to any stockholder of any corporation which is a party to the merger.

7. The Plan of Merger as set forth in the Merger Agreement has been duly adopted by the Board of Directors and a majority of the Shareholders of CIA and AHOA.

8. The manner in which the exchange of issued shares of CIA shall be affected is set forth in the Merger Agreement.


IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger at Las Vegas, Nevada on ________


COMPOSITE INDUSTRIES OF AMERICA,         AFFORDABLE HOMES OF AMERICA. INC.
A Nevada Corporation                     A Nevada Corporation

By: /s/ William Anton            By: /s/ Merle Fergusion
        -------------                    ---------------
        William Anton                    Merle Fergusion
        President                        President

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